UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2024

GOAL Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40026	85-3660880
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 717-7678

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	PUCKU	***(1)
Common stock, par value $0.0001 per share	PUCK	***(1)
Redeemable warrants exercisable for shares of common stock at an exercise price of $11.50 per share	PUCKW	***(1)

(1)	On May 23, 2024, Goal Acquisition Corp.’s (the “Company”) securities were suspended from trading on the Nasdaq Stock Market LLC (“Nasdaq”). On May 23, 2024, the securities began trading on the OTC Pink Market maintained by the OTC Markets Group, Inc. under the symbols “PUCKU”, “PUCK” and “PUCKW”. On June 28, 2024, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to complete the delisting of the securities, with the delisting becoming effective on July 8, 2024, 10 days after such filing. The deregistration of the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended, will become effective 90 days after the filing of the Form 25, or such shorter period as the SEC may determine. Upon deregistration of the Company’s securities under Section 12(b) of the Exchange Act, the Company’s securities remain registered under Section 12(g) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 7, 2024, the Company received written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying the Company that the Company’s securities would be delisted from Nasdaq due to the Company’s failure to comply with Nasdaq IM-5101and Nasdaq Listing Rules 5550(b)(2), 5550(a)(4) and Rule 5250(f). On June 28, 2024, Nasdaq filed a Form 25-NSE with the Commission which will remove all of the Company’s securities from listing and registration on Nasdaq.

The Company’s securities began trading on the OTC Pink Market under their existing symbols on May 23, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2024

Goal Acquisitions Corp.

By:	/s/ William T. Duffy
Name:	William T. Duffy
Title:	Chief Financial Officer and Chief Operating Officer